PROMISSORY NOTE

$1,000,000.00 at Coral Springs, Florida this 11th day of October, 1996.

         FOR VALUE RECEIVED, the undersigned (jointly and severally, if more than one) promise to pay to the order of Anthony Ciabattoni at 16 Lagunita, Laguna Beach, California 92651 or at such other place within the United States as the holder hereof may in writing designate, in lawful money of the United States of America, the sum of ONE MILLION DOLLARS AND 00/100 ($1,000,000.00), together with interest thereon from the date hereof at the rate of twelve (12%) percent per annum, payable as follows:

PRINCIPAL AND ACCRUED INTEREST DUE APRIL 11, 1997.

         If any payment due hereunder is not made within thirty (30) days from the date it is due, this Note shall be in default and the unpaid balance hereunder shall bear interest at the highest rate permitted by law from the date of such payment. If this Note shall be in default then, at the option of the holder hereof the entire principal sum remaining unpaid, together with accrued interest, shall become immediately due and payable without notice, the principal sum and accrued interest shall both bear interest at the highest rate allowable by law from the date of the default until paid, and any failure to exercise this option shall not constitute a waiver of the right to exercise it at any other time. Upon any default hereunder all persons liable hereon jointly and severally promise to pay all costs of collection whether with or without suit including reasonable attorney's fees, which fees shall include any arising by reason of appellate proceedings. Presentment for payment, demand, notice of dishonor, protest and notice of protest are hereby waived by all makers and endorsers hereof. Payments hereunder shall be applied first to accrued interest, with the balance, if any, applied to principal. This note may be prepaid at any time without penalty.

         This note is payable at the address listed above and shall be governed by the internal laws of the State of Florida.

                                     PAYMENT GUARANTEED:

DATE: ____________________           _________________________________
                                     Edward Falcone, Vice President (Seal)

                                     Transeastern Properties, Inc.
                                     3300 University Drive
                                     Coral Springs, FL 33065

DATE: ____________________           _________________________________
                                     Arthur Falcone, Individually
                                     3300 University Drive
                                     Coral Springs, FL 33065

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DATE: ____________________           _________________________________
                                     Edward Falcone, Individually
                                     3300 University Drive
                                     Coral Springs, FL 33065

DATE: ____________________           _________________________________
                                     Phil Cucci, Individually
                                     3300 University Drive
                                     Coral Springs, FL 33065

STATE OF FLORIDA
COUNTY OF BROWARD

         The foregoing instrument was sworn and subscribed to me by ARTHUR FALCONE, President of Transeastern Properties of South Florida, Inc. who is personally known to me on this 11th day of October, 1996.

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NOTARY PUBLIC

STATE OF FLORIDA
COUNTY OF BROWARD

         The foregoing instrument was sworn and subscribed to me by ARTHUR FALCONE who is personally known to me on this 11th day of October, 1996.

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NOTARY PUBLIC

STATE OF FLORIDA
COUNTY OF BROWARD

         The foregoing instrument was sworn and subscribed to me by EDWARD FALCONE who is personally known to me on this 11th day of October, 1996.

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NOTARY PUBLIC

STATE OF FLORIDA
COUNTY OF BROWARD

         The foregoing instrument was sworn and subscribed to me by PHIL CUCCI who is personally known to me on this 11th day of October, 1996.

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NOTARY PUBLIC